Adirondack Funds

The Adirondack Small Cap Fund

Ticker:  (ADKSX)

Prospectus dated

August 1, 2011

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed on the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary

1

Investment Objective

1

Fees and Expenses of the Fund

1

Principal Investment Strategy

2

Risks

3

Risks in General

3

Risks of Investing in Common Stocks

3

Foreign Risk

3

Risks of Smaller-Sized Companies

3

Value Investing Risk

3

Sector Risk

4

Fund Management Risk

4

Performance

4

Additional Information on Investment Objective, Strategies and Risks

6

Risks in General

8

Risks of Investing in Common Stocks

8

Foreign Risk

8

Risks of Smaller-Sized Companies

8

Value Investing Risk

9

Sector Risk

9

Fund Management Risk

9

Investment Advisor

10

Shareholder Information

11

Who should invest?

11

How to Purchase Shares

12

How Net Asset Value is Determined

13

Transactions through Brokers and Other Intermediaries

14

Minimum Investment

15

How to Redeem Shares

15

Tax-Deferred Retirement Plans

17

Dividends and Distributions

17

Taxes

17

Frequent Purchases and Sales of Fund Shares

19

Financial Highlights

20

Privacy Policy

21

Where to Obtain More Information

Back Cover

Fund Summary

Investment Objective

The objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will pay if you purchase shares of the Adirondack Small Cap Fund.

Shareholder Fees (Paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed within 30 days)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.25%
Distribution (and/or Service) (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.66%
Less Fee Reduction and/or Expense Reimbursement(2)	(0.16)%
Total Annual Fund Operating Expenses after Waiver and/or Reimbursement	1.50%

(1)Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) Adirondack Research & Management Inc. has contractually agreed to defer its management fee and reimburse expenses to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, and costs of acquired funds) at 1.48% until July 31, 2012. The agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the advisor.  Any reduction by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, with the exception of the “1 year” example, which has been calculated to reflect the advisor’s contractual agreement to reduce management fees and reimburse expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$153	$491	$871	$1,938

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.95% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing in a diversified portfolio of undervalued common stocks of small capitalization companies as determined by the Fund’s investment advisor.  Small capitalization companies are defined by the investment advisor as companies with market capitalizations of less than $3 billion at acquisition.  Under normal circumstances, at least 80% of the Fund’s total assets will be invested in common stocks of small capitalization companies. The Fund may invest up to 15% of its total assets in sponsored American Depositary Receipts (“ADRs”) issued by foreign companies.  The advisor employs a contrarian selection strategy, which primarily focuses on out-of-favor securities. Market expectations for such companies are low, resulting in attractive valuations in certain cases.  To find such stocks, the advisor uses screens that include key valuation metrics such as price-to-book value, price-to-cash flow, price-to revenue and price-to-earnings. The advisor establishes price targets before securities are purchased and re-evaluates these price targets quarterly, or more frequently if conditions warrant. When price targets are reached the position is sold. In addition, the advisor will reduce positions that exceed 5% of the portfolio and sell those securities when the original investment rationale is no longer justified due to either company specific or industry issues.

Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the Fund’s investments.  There is risk that these and other factors may adversely affect the Fund’s performance.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Foreign Risk

To the extent the Fund invests in foreign securities by purchasing American Depositary Receipts, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers.  These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.  These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and taxation issues.

Risks of Smaller-Sized Companies

To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than do larger companies.  Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing may also involve the purchase of securities that are disfavored in the market or companies whose value the advisor believes is not fully recognized by the investing public.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the advisor invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Focusing on investments in certain industries subjects the Fund to the risk that companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  The Fund may invest heavily in technology stocks; however, the sectors in which the Fund may be overweighted will vary.

Fund Management Risk

The advisor’s strategy of investing in undervalued securities may fail.  The advisor may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors.  The Fund may underperform and you may lose money.

Performance

Risk/Return Bar Chart and Table

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund.  The bar chart shows changes in the annual returns of the Fund for each full calendar year of operations.  The performance table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) does not necessarily reflect how the Fund will perform in the future.  Updated performance information is available at www.adirondackfunds.com or by calling 1-888-686-2729.

Year-by-Year Total Returns for years ended 12/31

During the periods shown in the bar chart, the highest quarterly return was 41.32% for the quarter ended June 30, 2009 and the lowest quarterly return was -22.03% for the quarter ended December 31, 2008. The return for the period from January 1, 2011 to June 30, 2011 was 4.49%.

Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	Since Inception*

Return Before Taxes	31.23%	8.15%	9.97%
Return After Taxes on Distributions	31.19%	7.73%	9.59%
Return After Taxes on Distributions and Sale of Fund Shares	20.30%	6.64%	8.23%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	24.50%	3.52%	4.64%

*The Fund commenced operations on April 6, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor: Adirondack Research & Management Inc.

Investment Advisor Portfolio Managers: Matthew P. Reiner and Gregory Roeder are the Fund’s Portfolio Managers and have been since 2005 and 2006, respectively.

Purchase and Sale of Fund Shares: The minimum initial investment is $3,000 and subsequent investments must total at least $50.  You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information: Distributions are taxable to you at ordinary income or capital gains tax rates, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Additional Information on Investment Objective, Strategies and Risks

Investment Objective

The objective of the Fund is long-term capital appreciation.  The Board of Trustees may change the objective without shareholder approval.  If the Fund decides to change its investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a diversified portfolio of undervalued common stocks of small capitalization companies as determined by the Fund’s investment advisor.  Small capitalization companies are defined by the investment advisor as companies with market capitalizations of less than $3 billion at acquisition.

Under normal circumstances, at least 80% of the Fund’s total assets will be invested in common stocks of small capitalization companies. The Fund invests primarily in the common stock of domestic companies, but may occasionally invest up to 15% of its total assets in sponsored ADRs issued by foreign companies.  During periods in which suitable undervalued equity securities are not available, up to 20% of the Fund’s total assets may be invested in money-market securities and/or shares of investment companies with investment objectives and principal investment strategies similar to those of the Fund.

The advisor employs a contrarian selection strategy, which primarily focuses on out-of-favor securities. Market expectations for such companies are low, resulting in attractive valuations in certain cases. The advisor analyzes the collection of out-of-favor stocks and selects those the advisor believes are in the best position to address company and/or industry specific issues and regain investor support.

To find such stocks, the advisor uses screens that include key valuation metrics such as price-to-book value, price-to-cash flow, price-to revenue and price-to-earnings. Securities identified by screens then undergo a more comprehensive review, which includes a detailed assessment of the company’s management, strategy, financial statements and competition.  The advisor purchases a position for the Fund after extensive due diligence results in a belief that the company will significantly improve operating results within two or three years.

Monitoring existing positions, regularly assessing industry risks and adjusting the portfolio accordingly are also integral components of the investment approach. The advisor believes a well conceived exit strategy is an essential part of the risk management process. The advisor establishes price targets before securities are purchased and re-evaluates these price targets quarterly, or more frequently if conditions warrant. When price targets are reached the position is sold. In addition, the advisor will reduce positions that exceed 5% of the portfolio and sell those securities when the original investment rationale is no longer justified due to either company specific or industry issues.

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the Fund’s investments.  There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.  Many factors affect the performance of each company in which the Fund invests, including the strength of the company’s management or the demand for its products or services.  You should be aware that a company’s share price may decline as a result of poor decisions made by its management or lower demand for the company’s products or services.  In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.  There are overall stock market risks that may also affect the value of the Fund.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Foreign Risk

To the extent the Fund invests in foreign securities by purchasing American Depositary Receipts, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

Risks of Smaller-Sized Companies

To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than do larger companies.

The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make the share price fall more in response to selling pressure than is the case with larger companies.  Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing may also involve the purchase of securities that are disfavored in the market or companies whose value the advisor believes is not fully recognized by the investing public.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the advisor invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Focusing on investments in certain industries, such as the technology industry, subjects the Fund to the risk that companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  There is also the risk that the products or services offered by these companies will not meet expectations or even reach the marketplace. These risks may be increased to the extent that the Fund's portfolio is overweighted in a certain business segment of the electronic industry.  The Fund may invest heavily in technology stocks; however, the sectors in which the Fund may be overweighted will vary.

Fund Management Risk

The advisor’s strategy of investing in undervalued securities may fail.  The advisor may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors.  The Fund may underperform and you may lose money.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made.  The Fund also discloses its portfolio holdings in its Schedules of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters.

These required filings are publicly available on the SEC’s website at www.sec.gov.  Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Investment Advisor

The investment advisor of the Fund is Adirondack Research & Management Inc. (“ARMI”), a New York corporation located at 2390 Western Avenue, Guilderland, NY 12084.  ARMI serves as advisor to the Fund pursuant to a management agreement with ARMI that is renewable (after the first two years) on an annual basis by a vote of a majority of the Board of Trustees, including a majority of the trustees of the Trust who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such renewal.    Under the terms of this agreement, ARMI is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions. ARMI provides office space, services and equipment and supervises all matters relating to the Fund’s operations. For the fiscal year ended March 31, 2011, ARMI received an advisory fee, after fee reductions, equal to 1.09% of the average daily net assets of the Fund. ARMI is entitled to receive an annual advisory fee of 1.25% of the Fund’s average daily net assets and may recoup the fees reduced during the fiscal year within three years after the fee reductions if such recoupment can be achieved within the expense limit in effect at the time of the reductions.  If the fees are fully recouped, ARMI will effectively receive the full 1.25% advisory fee for the previous fiscal years.  A description of the Board of Trustees’ deliberations in renewing the management agreement is included in the Fund’s semi-annual report for the period ended September 30, 2010.

ARMI (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Mr. Matthew P. Reiner and Mr. Gregory Roeder are the portfolio managers responsible for the day-to-day management of the Fund.

Matthew P. Reiner, CFA – Joined Adirondack Research & Management Inc. in February 2005 and serves as Co-Portfolio Manager of the Adirondack Small Cap Fund.  Prior to joining ARMI, Mr. Reiner was a Vice President and Portfolio Manager at Paradigm Capital Management.  Mr. Reiner began his investment career as a sell-side research associate with CL King & Associates in 1994.  He worked as an equity analyst for CL King & Associates from 1996 through 1997 and as a senior analyst and portfolio manager for CL King’s investment advisory business, Paradigm Capital Management, from 1998 through 2004.  Additionally, Mr. Reiner served as Vice President of Research for Paradigm Capital Management from 2000 through 2004.  He has an MBA from the University at Albany and is a holder of the Chartered Financial Analyst (CFA®) designation.

Gregory A. Roeder, CFA – Founded Adirondack Research & Management Inc. in 2004 and serves as Co-Portfolio Manager of the Adirondack Small Cap Fund.  Mr. Roeder began his professional career in 1986 with KeyCorp where he last served as Vice President of their Credit Risk Management Group.  At KeyCorp also spent time in the following roles; commercial lending, loan restructuring, merger due diligence and internal audit.  After leaving KeyCorp in 1997, Mr. Roeder served as a Research Analyst for CL King & Associates from 1997 through 2000 covering the financial service industry and special situation stocks.  Prior to forming ARMI (from 2000 to 2003) Mr. Roeder was an assistant portfolio manager at Eddy & Wakefield where he managed separate accounts and helped devise portfolio management strategies for high net worth clients.  Mr. Roeder holds an MBA in Finance from Hofstra University and is a holder of the CFA® designation

The Fund’s Statement of Additional Information provides information about ARMI and about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Shareholder Information

Who should invest?

Long–Term Investors

This Fund is intended to be a long-term investment vehicle and is not designed to provide investors a way to speculate on short-term stock market movements.

Diversified Investors

Investors should maintain diversified holdings of securities and not consider this Fund as their sole source of equity exposure.

Risk Tolerant Investors

This Fund will be comprised mostly of investments in smaller publicly-traded companies with market capitalizations less than $3 billion. Smaller companies are often characterized by modest trading volume, earnings volatility and limited research coverage. As such, the share prices of these securities may vary significantly from day-to-day. Investors should be prepared for such unpredictability, as this Fund will likely be more volatile than those funds that invest in securities of larger issuers.

How to Purchase Shares

You may purchase shares on any business day.  This includes any day the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares may be purchased directly from the Fund by sending a completed application and a check in the amount of your investment to the addresses below.  Your check should be made payable to the “Adirondack Small Cap Fund.”  Cash, third-party checks and traveler’s checks are not accepted.  Eligible purchases must meet applicable minimum investment requirements.  All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank.  All purchases of shares will be made at the next calculated net asset value (“NAV”) after a completed order is received by the Fund or its agent. The Fund does not issue share certificates. You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

Regular Mail:

c/o Adirondack Small Cap Fund
Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By Wire Transfer:

You may purchase shares directly through the Fund’s Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares.  If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application.  To establish an IRA, complete an IRA Application.  To request an application or arrange for a purchase by wire, call toll-free 1-888-686-2729.

You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made.  You may revoke your election to make automatic investments by calling 1-888-686-2729 or by writing to the Fund at:

Adirondack Small Cap Fund
c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses to the Fund or fees imposed by your bank.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

Important Information About Procedures For Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

How Net Asset Value is Determined

The value of a single share of the Fund is known as its “net asset value” per share or “NAV.” The Fund’s NAV per share is normally calculated as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV may be calculated earlier, however, if the NYSE closed early, trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Transactions are processed at the NAV next calculated after the Fund (or an authorized broker, financial intermediary, or their authorized designee) receives the order.

The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund’s securities are valued primarily on the basis of market quotations. If market prices are not available or, in the advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the advisor may value the Fund’s assets at their fair value according to procedures approved by the Fund’s Board of Trustees.  For example, if trading in a thinly traded portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

To the extent the Fund invests in other investment companies, the NAV of the investment companies in which the Fund invests will be included in the calculation of the Fund’s NAV.  The prospectuses of those investment companies explain the circumstances under which those investment companies will use fair value pricing and the effects of using fair value pricing.

Transactions through Brokers and Other Intermediaries

The Fund has authorized brokerage firms and other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf.  These brokers and financial intermediaries may designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  If you buy or sell shares through a brokerage firm or other financial intermediary, the policies and fees may be different than those described here. They may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund will be deemed to have received a purchase or redemption order when the authorized broker, financial intermediary, or authorized designee receives the order. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investment

The minimum initial investment is $3,000 and subsequent investments must total at least $50. The minimum initial investment requirement for tax qualified retirement plans is $1,000 with no minimum for subsequent investments.  See “How to Purchase Shares.”  The Fund reserves the right to change these minimums at any time.

The required minimum initial investment (for both regular accounts and tax qualified retirement plans) has been temporarily waived through July 31, 2012 for shareholders that are new to the Fund and that open their accounts with the automatic investment option.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 1-888-686-2729 or contact your financial institution.  We will begin sending you individual copies thirty days after receiving your request.

How to Redeem Shares

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records.

You may redeem any part of your account in the Fund by calling the Fund’s transfer agent at 1-888-686-2729.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Fund and the transfer agent are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time.  During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.

A signature guarantee of each owner is required to redeem shares in the following situations:

•

if you change ownership on your account,

•

if you request the redemption proceeds be sent to a different address than that registered on the account,

•

if a change of address request has been received by the Transfer Agent within the last 15 days, or

•

if you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees are available from most banks, broker-dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

You may request that redemption proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States.  The Fund will not wire redemption proceeds to third parties except to financial intermediaries for the benefit of shareholder(s) of record.  There is currently a $20 charge for processing wire redemptions. All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account address.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Broker-dealers may impose a fee on the shareholder for this service.  It is the responsibility of broker-dealers to properly transmit wire redemption orders.

You will receive the NAV per share next determined after receipt by the Fund or its agent of your redemption request in the form described above. The Fund will not make checks for redemption proceeds payable to third parties except to financial intermediaries for the benefit of shareholder(s) of record. Payment will be effected within seven days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

At the discretion of the Fund, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.  The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than seven days when: (i) trading on the NYSE is restricted; (ii) the NYSE is closed (other than weekend and holiday closings); (iii) an emergency exists, as determined by the SEC; or (iv) the SEC has permitted a suspension. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax advisor.

Tax-Deferred Retirement Plans

The Fund’s Individual Retirement Account (“IRA”) application and additional forms required may be obtained by contacting the Fund at 1-888-686-2729.  For IRAs, the initial minimum investment is $1,000 with no minimum for subsequent contributions. The account will be maintained by the custodian, which currently charges an annual maintenance fee of $8, which is subject to change.

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans.  However, the Fund does not currently act as a sponsor or administrator for such plans. Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans” which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plan.  The Fund's redemption fee for investment proceeds withdrawn within 30 days of investment does not apply to Fund shares purchased for 401(k) Plans.

Dividends and Distributions

The Fund expects that distributions to shareholders will consist primarily of capital gains, and that it will distribute substantially all of its net investment income and net realized gains, if any, annually.  Dividends and distributions are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by written instructions to the Fund.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain un-cashed for six months, your dividends will be reinvested in your account at the then-current NAV and your account will be converted to the Share Option.

Taxes

The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Fund.  Investors should consult a tax advisor for the application of tax laws to their particular situations.

The Fund has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income and net capital gains in dividends to its shareholders and by satisfying certain other requirements. By so qualifying, the Fund will not be subject to federal income tax or excise tax based on net income on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code’s requirements.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax.  Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are currently taxable to shareholders as ordinary income.

Distributions of net capital gains by the Fund to its shareholders are taxable to the recipient shareholders as long-term capital gains, without regard to the length of time a shareholder has held Fund shares.  Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. To avoid a 28% federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Fund on the investment application. A shareholder may also be subject to backup withholding if the Internal Revenue Service notifies the Fund that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.  Amounts withheld by the Fund are applied to the shareholder’s federal income tax liability. Foreign shareholders may be subject to federal income tax withholding of up to 30% of dividends, distributions and redemption proceeds from the Fund.

Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made. The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Fund.

Frequent Purchases and Sales of Fund Shares

The Fund discourages and does not accommodate frequent purchases and sales of fund shares, often referred to as market timing.  Market timing is an investment strategy using frequent purchase, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Frequent purchases and redemptions of Fund shares may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund and does not accommodate frequent trading by Fund shareholders.  A 1% fee will be assessed against investment proceeds withdrawn within 30 days of investment.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The proceeds collected from redemption fees will be retained by the Fund and will be used for the benefit of existing shareholders.  The redemption fee is applied uniformly in all cases, except that redemption fee does not apply to Fund shares purchased for 401(k) Plans.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees.  However, the Fund’s agreements with financial intermediaries that sell shares of the Fund will require the intermediaries to provide shareholder identity and transaction information to the Fund, and obligate the intermediaries to carry out the Fund’s instructions to enforce the Fund’s market timing policies.  In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Years Ended
	3/31/ 2011	3/31/ 2010	3/31/ 2009	3/31/ 2008	3/31/ 2007

Net Asset Value, at Beginning of Year	$ 12.77	$ 6.33	$ 11.01	$ 13.75	$ 12.35
Income From Investment Operations:
Net Investment Income (Loss) *	-0.04	-0.02	0.02	-0.08	-0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	3.65	6.47	-4.50	-1.65	1.47
Total from Investment Operations	3.61	6.45	-4.48	-1.73	1.45

Distributions:
Net Investment Income	-	-0.01	-	-	-
Realized Gains	-	-	-0.20	-1.01	-0.05
Total from Distributions	-	-0.01	-0.20	-1.01	-0.05
Net Asset Value, at End of Year	$ 16.38	$ 12.77	$ 6.33	$ 11.01	$ 13.75

Total Return **	28.27%	101.91%	-40.86%	-13.08%	11.78%
Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$58,389	$ 18,250	$ 5,773	$ 8,798	$ 9,706
Ratio of Expenses to Average Net Assets
Before Waivers	1.64%	1.84%	2.17%	1.99%	2.04%
After Waivers	1.49%	1.54%	1.70%	1.70%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	-0.47%	-0.49%	-0.27%	-0.90%	-0.52%
After Waivers	-0.31%	-0.19%	0.21%	-0.62%	-0.18%
Portfolio Turnover	22.95%	61.01%	72.01%	87.74%	76.83%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.  Not Annualized for periods of less than one year.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to affiliated or unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Where to Obtain More Information

You will find more information about the Adirondack Small Cap Fund, in the following documents:

Statement of Additional Information (SAI) - The SAI contains more detailed information about the Fund.  The SAI is incorporated herein by reference and is considered to be a part of this Prospectus.

Annual and Semi-Annual Reports — Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the period presented.  In addition, market conditions and Fund strategies that affected the Fund’s performance are discussed in the annual report.

To obtain a Copy of One or More of These Documents:

Call or write for one, and a copy will be sent without charge.

Adirondack Small Cap Fund
c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-888-686-2729

You may also call or write the Fund to request other information about the Fund or to make shareholder inquiries or visit the Fund’s website at www.adirondackfunds.com.

You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C.  Call the Securities and Exchange Commission at 1-202-551-8090 for room hours and operation.   You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC 100 F Street N.E., Washington, DC 20549-1520 or by electronic request at the e-mail address publicinfo@sec.gov.

Investment Company Act file number 811-21691